Exhibit 99 (b)

BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)

	September 30,	June 30,	September 30,
	2011	2011	2010
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$ 953,688	$ 1,098,721	$ 1,175,434
Funds sold and resell agreements	19,193	12,040	20,468
Trading securities	109,659	99,846	82,247
Investment securities	452,652	349,583	343,748
Available for sale securities	9,619,631	9,567,008	9,450,271
Mortgage trading securities	672,191	553,231	475,215
Residential mortgage loans held for sale	256,397	169,609	316,893
Loans:
Commercial	6,475,689	6,178,596	5,972,008
Commercial real estate	2,259,902	2,183,715	2,323,122
Residential mortgage	1,911,896	1,867,997	1,883,908
Consumer	477,082	507,236	626,806
Total loans	11,124,569	10,737,544	10,805,844
Less allowance for loan losses	(271,456)	(286,611)	(299,154)
Loans, net of allowance	10,853,113	10,450,933	10,506,690
Premises and equipment, net	264,325	265,057	267,189
Receivables	111,427	129,944	138,234
Goodwill	335,601	335,601	335,601
Intangible assets, net	11,115	12,010	15,168
Mortgage servicing rights, net	87,948	109,192	86,333
Real estate and other repossessed assets	127,943	129,026	126,859
Bankers' acceptances	211	1,661	259
Derivative contracts	370,616	229,887	266,104
Cash surrender value of bank-owned life insurance	260,506	261,203	254,884
Receivable on unsettled securities sales	172,641	170,600	124,365
Other assets	387,408	293,030	399,990
TOTAL ASSETS	$ 25,066,265	$ 24,238,182	$ 24,385,952

LIABILITIES AND EQUITY
Deposits:
Demand	$ 5,414,284	$ 4,725,977	$ 4,046,515
Interest-bearing transaction	9,252,837	9,013,323	8,845,385
Savings	217,431	211,877	189,191
Time	3,554,470	3,634,700	3,741,500
Total deposits	18,439,022	17,585,877	16,822,591
Funds purchased	1,318,668	1,706,893	923,879
Repurchase agreements	1,206,793	1,106,163	1,125,854
Other borrowings	80,276	149,703	1,303,591
Subordinated debentures	398,834	398,788	398,658
Accrued interest, taxes, and expense	155,188	104,493	132,564
Bankers' acceptances	211	1,661	259
Due on unsettled securities purchases	218,097	166,607	756,532
Derivative contracts	341,822	173,917	218,296
Other liabilities	139,804	151,906	179,740
TOTAL LIABILITIES	22,298,715	21,546,008	21,861,964
Shareholders' equity:
Capital, surplus and retained earnings	2,569,021	2,521,462	2,364,609
Accumulated other comprehensive income	163,571	146,255	139,041
TOTAL SHAREHOLDERS' EQUITY	2,732,592	2,667,717	2,503,650
Non-controlling interest	34,958	24,457	20,338
TOTAL EQUITY	2,767,550	2,692,174	2,523,988
TOTAL LIABILITIES AND EQUITY	$ 25,066,265	$ 24,238,182	$ 24,385,952

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

ASSETS
Funds sold and resell agreements	$ 12,344	$ 8,814	$ 20,680	$ 21,128	$ 18,882
Trading securities	88,576	80,113	60,768	74,084	69,315
Investment securities	329,627	357,698	339,246	341,941	336,455
Available for sale securities	9,656,592	9,543,482	9,376,674	9,581,708	9,152,111
Mortgage trading securities	594,629	518,073	397,093	474,731	602,049
Residential mortgage loans held for sale	156,621	134,876	125,494	282,734	242,559
Loans:
Commercial	6,329,135	6,145,918	6,084,765	5,946,960	6,003,159
Commercial real estate	2,208,757	2,172,166	2,236,400	2,282,779	2,335,226
Residential mortgage	1,868,627	1,858,117	1,788,049	1,832,624	1,893,162
Consumer	466,285	504,553	544,542	604,830	629,968
Total loans	10,872,805	10,680,755	10,653,756	10,667,193	10,861,515
Less allowance for loan losses	(285,570)	(291,308)	(295,014)	(307,223)	(308,139)
Total loans, net	10,587,235	10,389,447	10,358,742	10,359,970	10,553,376
Total earning assets	21,425,624	21,032,503	20,678,697	21,136,296	20,974,747
Cash and due from banks	1,045,450	764,806	1,095,910	1,092,979	989,782
Cash surrender value of bank-owned life insurance	260,505	259,337	256,456	255,530	252,912
Derivative contracts	228,466	253,163	211,895	249,861	267,952
Other assets	1,661,693	1,669,426	1,496,816	1,548,285	1,706,897
TOTAL ASSETS	$ 24,621,738	$ 23,979,235	$ 23,739,774	$ 24,282,951	$ 24,192,290

LIABILITIES AND EQUITY
Deposits:
Demand	$ 5,086,538	$ 4,554,000	$ 4,265,657	$ 4,171,595	$ 3,831,486
Interest-bearing transaction	9,310,046	9,184,141	9,632,595	9,325,573	8,699,495
Savings	214,979	210,707	203,638	191,235	189,512
Time	3,617,731	3,632,130	3,616,991	3,602,150	3,774,136
Total deposits	18,229,294	17,580,978	17,718,881	17,290,553	16,494,629
Funds purchased	994,099	1,168,670	820,969	775,620	1,096,873
Repurchase agreements	1,128,275	1,004,217	1,062,359	1,201,760	1,130,215
Other borrowings	128,288	187,441	144,987	829,756	1,465,516
Subordinated debentures	398,812	398,767	398,723	398,680	398,638
Derivative contracts	187,515	175,199	144,492	197,330	228,297
Other liabilities	817,049	813,074	884,566	1,053,695	895,703
TOTAL LIABILITIES	21,883,332	21,328,346	21,174,977	21,747,394	21,709,871
Total equity	2,738,406	2,650,889	2,564,797	2,535,557	2,482,419
TOTAL LIABILITIES AND EQUITY	$ 24,621,738	$ 23,979,235	$ 23,739,774	$ 24,282,951	$ 24,192,290

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Interest revenue	$ 205,749	$ 216,967	$ 613,555	$ 653,934
Interest expense	30,365	36,252	93,531	108,532
Net interest revenue	175,384	180,715	520,024	545,402
Provision for credit losses	-	20,000	8,950	98,140
Net interest revenue after
provision for credit losses	175,384	160,715	511,074	447,262

Other operating revenue
Brokerage and trading revenue	29,451	27,072	78,552	72,861
Transaction card revenue	31,328	28,852	90,797	82,802
Trust fees and commissions	17,853	16,774	55,425	50,831
Deposit service charges and fees	24,614	24,290	70,951	79,879
Mortgage banking revenue	29,493	29,236	66,205	62,442
Bank-owned life insurance	2,761	3,004	8,496	8,884
Other revenue	10,535	7,708	26,709	22,720
Total fees and commissions	146,035	136,936	397,135	380,419
Gain on other assets, net	712	(1,331)	3,988	(1,176)
Gain (loss) on derivatives, net	4,048	4,626	2,860	11,557
Gain on mortgage trading securities, net	17,788	3,369	24,191	18,448
Gain on available for sale securities, net	16,694	8,384	27,064	20,929
Total other-than-temporary impairment losses	(9,467)	(4,525)	(9,541)	(25,192)
Portion of loss recognized in (reclassified from)
other comprehensive income	(1,833)	(9,786)	(11,182)	4,010
Net impairment losses recognized in earnings	(11,300)	(14,311)	(20,723)	(21,182)
Total other operating revenue	173,977	137,673	434,515	408,995

Other operating expense
Personnel	103,260	101,216	308,857	295,094
Business promotion	5,280	4,426	14,681	13,349
Contribution to BOKF Charitable Foundation	4,000	-	4,000	-
Professional fees and services	7,418	7,621	21,134	20,690
Net occupancy and equipment	16,627	16,436	47,785	47,638
Insurance	2,206	6,052	13,163	18,181
Data processing and communications	24,446	21,601	71,377	63,850
Printing, postage and supplies	3,780	3,648	10,448	10,495
Net losses and operating expenses
of repossessed assets	5,939	7,230	17,813	27,517
Amortization of intangible assets	896	1,324	2,688	3,971
Mortgage banking costs	9,349	9,093	24,788	28,740
Change in fair value of mortgage servicing rights	24,822	15,924	35,186	21,450
Visa retrospective responsibility obligation	-	1,103	-	1,103
Other expense	12,873	9,491	30,634	22,731
Total other operating expense	220,896	205,165	602,554	574,809

Net income before taxes	128,465	93,223	343,035	281,448
Federal and state income taxes	43,006	29,935	121,115	92,260

Net income	85,459	63,288	221,920	189,188
Net income (loss) attributable to non-controlling interest	358	(979)	3,038	1,266

Net income attributable to BOK Financial Corporation	$ 85,101	$ 64,267	$ 218,882	$ 187,922

Average shares outstanding:
Basic	67,827,591	67,625,378	67,875,875	67,608,277
Diluted	68,037,419	67,765,344	68,127,754	67,812,436

Net income per share:
Basic	$ 1.24	$ 0.94	$ 3.20	$ 2.76
Diluted	$ 1.24	$ 0.94	$ 3.19	$ 2.75

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
				Quarter Ended
	September 30,	June 30,		March 31,	December 31,	September 30,
	2011	2011		2011	2010	2010
Capital:
Period-end shareholders' equity	$ 2,732,592	$ 2,667,717		$ 2,576,135	$ 2,521,726	$ 2,503,650
Risk weighted assets	$ 17,106,533	$ 16,452,305		$ 16,416,387	$ 16,368,976	$ 16,484,702
Risk-based capital ratios:
Tier 1	13.14%	13.30%		12.97%	12.69%	12.30%
Total capital	16.54%	16.80%		16.48%	16.20%	15.79%
Leverage ratio	9.37%	9.29%		9.13%	8.74%	8.61%
Tangible common equity ratio (A)	9.65%	9.71%		9.54%	9.21%	8.96%
Tier 1 common equity ratio (B)	12.94%	13.15%		12.84%	12.55%	12.17%

Common stock:
Book value per share	$ 40.18	$ 38.97		$ 37.64	$ 36.97	$ 36.77
Market value per share:
High	$ 55.81	$ 54.72		$ 56.32	$ 54.86	$ 50.58
Low	$ 44.00	$ 50.13		$ 50.37	$ 44.83	$ 42.89
Cash dividends paid	$ 18,836	$ 18,823		$ 17,102	$ 17,025	$ 16,856
Dividend payout ratio	22.13%	27.28%		26.40%	28.94%	26.23%
Shares outstanding, net	68,006,390	68,462,869		68,438,422	68,207,689	68,091,126
Stock buy-back program:
Shares repurchased	492,444	-		-	-	-
Amount	$ 22,866	$ -		$ -	$ -	$ -
Average price per share	$ 46.43	$ -		$ -	$ -	$ -

Performance ratios (quarter annualized):
Return on average assets	1.37%	1.15%		1.11%	0.96%	1.05%
Return on average equity	12.33%	10.44%		10.24%	9.21%	10.27%
Net interest margin	3.34%	3.40%		3.47%	3.21%	3.52%
Efficiency ratio	60.13%	62.23%		61.15%	65.60%	59.07%

Other data:
Trust assets	$ 31,750,636	$ 33,075,456		$ 32,013,487	$ 32,751,501	$ 31,460,021
Mortgage servicing portfolio	$ 11,249,503	$ 11,283,442		$ 11,202,626	$ 11,263,130	$ 11,190,802
Mortgage loans funded for sale	$ 637,127	$ 483,808		$ 419,684	$ 821,481	$ 756,060
Mortgage loan refinances to total fundings	54%	36%		49%	72%	64%
Tax equivalent adjustment	$ 2,233	$ 2,261		$ 2,321	$ 2,263	$ 2,152
Net unrealized gain on available for sale securities	$ 278,616	$ 263,199		$ 201,340	$ 200,203	$ 255,421

Gain (loss) on mortgage servicing rights, net of economic hedge:
Gain (loss) on mortgage hedge derivative contracts	$ 4,048	$ 1,224		$ (2,419)	$ (7,392)	$ 4,676
Gain (loss) on mortgage trading securities	17,788	9,921		(3,518)	(11,117)	3,369
Gain (loss) on economic hedge of mortgage servicing rights	21,836	11,145		(5,937)	(18,509)	8,045
Gain (loss) on changes in fair value of mortgage servicing rights	(24,822)	(13,493)		3,129	25,111	(15,924)
Gain (loss) on changes in fair value of mortgage servicing rights, net of economic hedges	$ (2,986)	$ (2,348)		$ (2,808)	$ 6,602	$ (7,879)
Net interest revenue on mortgage trading securities	$ 5,036	$ 5,121		$ 3,058	$ 4,232	$ 5,710

Reconciliation of non-GAAP measures:
(A) Tangible common equity ratio:
Total shareholders' equity	$ 2,732,592	$ 2,667,717		$ 2,576,135	$ 2,521,726	$ 2,503,650
Less: Goodwill and intangible assets, net	(346,716)	(347,611)		(348,507)	(349,404)	(350,769)
Tangible common equity	$ 2,385,876	$ 2,320,106		$ 2,227,628	$ 2,172,322	$ 2,152,881

Total assets	$ 25,066,265	$ 24,238,182		$ 23,701,023	$ 23,941,603	$ 24,385,952
Less: Goodwill and intangible assets, net	(346,716)	(347,611)	#	(348,507)	(349,404)	(350,769)
	$ 24,719,549	$ 23,890,571		$ 23,352,516	$ 23,592,199	$ 24,035,183
Tangible common equity ratio	9.65%	9.71%		9.54%	9.21%	8.96%

(B) Tier 1 common equity ratio:
Tier 1 capital	$ 2,248,743	$ 2,188,199		$ 2,129,998	$ 2,076,525	$ 2,027,226
Less: Non-controlling interest	(34,958)	(24,457)		(21,555)	(22,152)	(20,338)
Tier 1 common equity	$ 2,213,785	$ 2,163,742		$ 2,108,443	$ 2,054,373	$ 2,006,888

Risk weighted assets	$ 17,106,533	$ 16,452,305		$ 16,416,387	$ 16,368,976	$ 16,484,702

Tier 1 common equity ratio	12.94%	13.15%		12.84%	12.55%	12.17%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Interest revenue	$ 205,749	$ 205,717	$ 202,089	$ 197,148	$ 216,967
Interest expense	30,365	31,716	31,450	33,498	36,252
Net interest revenue	175,384	174,001	170,639	163,650	180,715
Provision for credit losses	-	2,700	6,250	6,999	20,000
Net interest revenue after
provision for credit losses	175,384	171,301	164,389	156,651	160,715

Other operating revenue
Brokerage and trading revenue	29,451	23,725	25,376	28,610	27,072
Transaction card revenue	31,328	31,024	28,445	29,500	28,852
Trust fees and commissions	17,853	19,150	18,422	18,145	16,774
Deposit service charges and fees	24,614	23,857	22,480	23,732	24,290
Mortgage banking revenue	29,493	19,356	17,356	25,158	29,236
Bank-owned life insurance	2,761	2,872	2,863	3,182	3,004
Other revenue	10,535	7,842	8,332	7,648	7,708
Total fees and commissions	146,035	127,826	123,274	135,975	136,936
Gain (loss) on other assets, net	712	3,344	(68)	15	(1,331)
Gain (loss) on derivatives, net	4,048	1,225	(2,413)	(7,286)	4,626
Gain (loss) on mortgage trading securities	17,788	9,921	(3,518)	(11,117)	3,369
Gain on available for sale securities, net	16,694	5,468	4,902	953	8,384
Total other-than-temporary impairment losses	(9,467)	(74)	-	(4,768)	(4,525)
Portion of loss recognized in (reclassified from)
other comprehensive income	(1,833)	(4,750)	(4,599)	(1,859)	(9,786)
Net impairment losses recognized in earnings	(11,300)	(4,824)	(4,599)	(6,627)	(14,311)
Total other operating revenue	173,977	142,960	117,578	111,913	137,673

Other operating expense
Personnel	103,260	105,603	99,994	106,770	101,216
Business promotion	5,280	4,777	4,624	4,377	4,426
Contribution to BOKF Charitable Foundation	4,000	-	-	-	-
Professional fees and services	7,418	6,258	7,458	9,527	7,621
Net occupancy and equipment	16,627	15,554	15,604	16,331	16,436
Insurance	2,206	4,771	6,186	6,139	6,052
Data processing and communications	24,446	24,428	22,503	23,902	21,601
Printing, postage and supplies	3,780	3,586	3,082	3,170	3,648
Net losses and operating expenses
of repossessed assets	5,939	5,859	6,015	6,966	7,230
Amortization of intangible assets	896	896	896	1,365	1,324
Mortgage banking costs	9,349	8,968	6,471	11,999	9,093
Change in fair value of mortgage servicing rights	24,822	13,493	(3,129)	(25,111)	15,924
Visa retrospective responsibility obligation	-	-	-	(1,103)	1,103
Other expense	12,873	9,016	8,745	14,029	9,491
Total other operating expense	220,896	203,209	178,449	178,361	205,165

Net income before taxes	128,465	111,052	103,518	90,203	93,223
Federal and state income taxes	43,006	39,357	38,752	31,097	29,935

Net income	85,459	71,695	64,766	59,106	63,288
Net income (loss) attributable to non-controlling interest	358	2,688	(8)	274	(979)

Net income attributable to BOK Financial Corporation	$ 85,101	$ 69,007	$ 64,774	$ 58,832	$ 64,267

Average shares outstanding:
Basic	67,827,591	67,898,483	67,901,722	67,685,434	67,625,378
Diluted	68,037,419	68,169,485	68,176,527	67,888,950	67,765,344

Net income per share:
Basic	$ 1.24	$ 1.01	$ 0.95	$ 0.86	$ 0.94
Diluted	$ 1.24	$ 1.00	$ 0.94	$ 0.86	$ 0.94

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Oklahoma:
Commercial	$ 2,807,979	$ 2,594,502	$ 2,618,045	$ 2,581,082	$ 2,662,347
Commercial real estate	624,990	619,201	661,254	726,409	748,501
Residential mortgage	1,366,953	1,309,110	1,219,237	1,253,466	1,293,334
Consumer	248,851	267,550	291,412	336,492	349,720
Total Oklahoma	5,048,773	4,790,363	4,789,948	4,897,449	5,053,902

Texas:
Commercial	2,069,117	2,003,847	1,916,270	1,888,635	1,876,994
Commercial real estate	741,984	711,906	687,817	686,956	715,859
Residential mortgage	273,025	282,934	283,925	297,027	309,815
Consumer	133,286	140,044	141,199	146,986	151,434
Total Texas	3,217,412	3,138,731	3,029,211	3,019,604	3,054,102

New Mexico:
Commercial	269,690	280,306	262,597	279,432	289,368
Commercial real estate	314,701	311,565	326,104	314,781	314,957
Residential mortgage	93,444	95,021	90,466	88,392	87,851
Consumer	18,142	18,536	19,242	19,583	20,153
Total New Mexico	695,977	705,428	698,409	702,188	712,329

Arkansas:
Commercial	89,262	74,677	75,889	84,775	91,752
Commercial real estate	124,393	121,286	124,875	116,989	117,137
Residential mortgage	14,428	13,939	14,114	13,155	14,937
Consumer	44,163	52,439	61,746	72,787	84,869
Total Arkansas	272,246	262,341	276,624	287,706	308,695

Colorado:
Commercial	508,222	515,829	514,100	470,500	457,421
Commercial real estate	188,659	167,414	172,416	197,180	203,866
Residential mortgage	65,327	66,985	67,975	72,310	75,152
Consumer	22,024	19,507	20,145	21,409	15,402
Total Colorado	784,232	769,735	774,636	761,399	751,841

Arizona:
Commercial	283,867	291,515	251,390	231,117	234,739
Commercial real estate	222,249	205,269	213,442	201,018	188,943
Residential mortgage	85,243	86,415	89,384	89,245	85,184
Consumer	6,625	6,772	5,266	3,445	3,061
Total Arizona	597,984	589,971	559,482	524,825	511,927

Kansas / Missouri:
Commercial	447,552	417,920	409,966	398,455	359,387
Commercial real estate	42,926	47,074	37,074	34,017	33,859
Residential mortgage	13,476	13,593	12,220	14,653	17,635
Consumer	3,991	2,388	2,265	2,740	2,167
Total Kansas / Missouri	507,945	480,975	461,525	449,865	413,048

TOTAL BOK FINANCIAL	$ 11,124,569	$ 10,737,544	$ 10,589,835	$ 10,643,036	$ 10,805,844

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Oklahoma:
Demand	$ 2,953,410	$ 2,486,671	$ 2,420,210	$ 2,271,375	$ 2,238,303
Interest-bearing:
Transaction	6,038,770	5,916,784	6,068,304	6,061,626	5,609,811
Savings	122,829	120,278	120,020	106,411	103,524
Time	1,489,486	1,462,137	1,465,506	1,373,307	1,497,344
Total interest-bearing	7,651,085	7,499,199	7,653,830	7,541,344	7,210,679
Total Oklahoma	10,604,495	9,985,870	10,074,040	9,812,719	9,448,982

Texas:
Demand	1,710,315	1,528,772	1,405,892	1,389,876	1,238,103
Interest-bearing:
Transaction	1,820,116	1,741,176	1,977,850	1,791,810	1,786,979
Savings	42,272	42,185	40,313	36,429	35,614
Time	938,200	992,366	1,015,754	966,116	1,031,877
Total interest-bearing	2,800,588	2,775,727	3,033,917	2,794,355	2,854,470
Total Texas	4,510,903	4,304,499	4,439,809	4,184,231	4,092,573

New Mexico:
Demand	325,612	299,305	282,708	270,916	262,567
Interest-bearing:
Transaction	480,816	483,026	498,355	530,244	535,012
Savings	26,127	24,613	24,455	28,342	27,906
Time	431,436	449,618	453,580	450,177	469,493
Total interest-bearing	938,379	957,257	976,390	1,008,763	1,032,411
Total New Mexico	1,263,991	1,256,562	1,259,098	1,279,679	1,294,978

Arkansas:
Demand	21,809	17,452	15,144	15,310	17,604
Interest-bearing:
Transaction	181,486	138,954	130,613	129,580	137,797
Savings	1,735	1,673	1,514	1,266	1,522
Time	74,163	82,112	94,889	100,998	116,536
Total interest-bearing	257,384	222,739	227,016	231,844	255,855
Total Arkansas	279,193	240,191	242,160	247,154	273,459

Colorado:
Demand	217,394	196,915	197,579	157,742	156,685
Interest-bearing:
Transaction	520,743	509,738	528,948	522,207	501,405
Savings	22,599	21,406	21,655	20,310	19,681
Time	547,481	563,642	546,586	502,889	495,899
Total interest-bearing	1,090,823	1,094,786	1,097,189	1,045,406	1,016,985
Total Colorado	1,308,217	1,291,701	1,294,768	1,203,148	1,173,670

Arizona:
Demand	138,971	150,194	106,880	74,887	97,384
Interest-bearing:
Transaction	101,933	107,961	102,089	95,890	94,108
Savings	1,366	1,364	984	809	812
Time	40,007	44,619	50,060	52,227	59,678
Total interest-bearing	143,306	153,944	153,133	148,926	154,598
Total Arizona	282,277	304,138	260,013	223,813	251,982

Kansas / Missouri:
Demand	46,773	46,668	28,774	40,658	35,869
Interest-bearing:
Transaction	108,973	115,684	222,705	124,005	180,273
Savings	503	358	323	200	132
Time	33,697	40,206	51,236	63,454	70,673
Total interest-bearing	143,173	156,248	274,264	187,659	251,078
Total Kansas / Missouri	189,946	202,916	303,038	228,317	286,947

TOTAL BOK FINANCIAL	$ 18,439,022	$ 17,585,877	$ 17,872,926	$ 17,179,061	$ 16,822,591

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
TAX-EQUIVALENT ASSETS YIELDS
Funds sold and resell agreements	0.16%	0.14%	0.08%	0.13%	0.08%
Trading securities	2.85%	2.92%	3.84%	4.06%	3.26%
Investment securities:
Taxable (A)	5.63%	6.13%	6.15%	6.01%	5.72%
Tax-exempt (A)	4.94%	4.82%	4.88%	4.88%	4.78%
Total investment securities (A)	5.35%	5.49%	5.46%	5.39%	5.20%
Available for sale securities:
Taxable (A)	2.82%	3.02%	3.15%	2.61%	3.25%
Tax-exempt (A)	4.92%	5.12%	5.68%	5.42%	5.13%
Total available for sale securities (A)	2.83%	3.04%	3.17%	2.63%	3.27%
Mortgage trading securities	3.66%	4.42%	3.74%	3.43%	4.14%
Residential mortgage loans held for sale	4.09%	4.48%	4.33%	3.85%	4.24%
Loans	4.71%	4.69%	4.75%	4.76%	4.87%
Less allowance for loan losses	-	-	-	-	-
Loans, net of allowance	4.84%	4.82%	4.89%	4.90%	5.01%
Total tax-equivalent yield on earning assets (A)	3.91%	4.01%	4.10%	3.86%	4.22%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.23%	0.27%	0.32%	0.37%	0.45%
Savings	0.34%	0.39%	0.37%	0.35%	0.39%
Time	1.84%	1.86%	1.82%	1.78%	1.80%
Total interest-bearing deposits	0.68%	0.71%	0.72%	0.76%	0.85%
Funds purchased	0.05%	0.09%	0.16%	0.25%	0.19%
Repurchase agreements	0.17%	0.20%	0.40%	0.49%	0.52%
Other borrowings	5.26%	4.76%	1.31%	0.37%	0.36%
Subordinated debt	5.60%	5.57%	5.67%	5.64%	5.64%
Total cost of interest-bearing liabilities	0.76%	0.81%	0.80%	0.81%	0.86%
Tax-equivalent net interest revenue spread	3.15%	3.20%	3.30%	3.05%	3.36%
Effect of noninterest-bearing funding sources and other	0.19%	0.20%	0.17%	0.16%	0.16%
Tax-equivalent net interest margin	3.34%	3.40%	3.47%	3.21%	3.52%

(A) Yield calculations exclude security trades that have been recorded on trade date with no corresponding interest income.

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Nonperforming assets:
Nonaccruing loans:
Commercial	$ 83,736	$ 53,365	$ 57,449	$ 38,455	$ 49,361
Commercial real estate	110,048	110,363	125,504	150,366	177,709
Residential mortgage	31,731	31,693	37,824	37,426	38,898
Consumer	3,960	4,749	5,185	4,567	2,784
Total nonaccruing loans	229,475	200,170	225,962	230,814	268,752
Renegotiated loans (A)	30,477	22,261	21,705	22,261	25,252
Real estate and other repossessed assets	127,943	129,026	131,420	141,394	126,859
Total nonperforming assets	$ 387,895	$ 351,457	$ 379,087	$ 394,469	$ 420,863

Nonaccruing loans by principal market:
Oklahoma	$ 73,794	$ 41,411	$ 49,585	$ 60,805	$ 72,264
Texas	29,783	32,385	34,404	33,157	36,979
New Mexico	17,242	17,244	17,510	19,283	23,792
Arkansas	26,831	24,842	29,769	7,914	9,990
Colorado	36,854	37,472	40,629	49,416	55,631
Arizona	44,929	43,307	54,065	60,239	70,038
Kansas / Missouri	42	3,509	-	-	58
Total nonaccruing loans	$ 229,475	$ 200,170	$ 225,962	$ 230,814	$ 268,752

Nonaccruing loans by loan portfolio sector:
Commercial:
Energy	$ 3,900	$ 345	$ 415	$ 465	$ 8,189
Manufacturing	27,691	4,366	4,545	2,116	2,454
Wholesale / retail	27,088	25,138	30,411	8,486	5,584
Integrated food services	-	-	6	13	58
Services	18,181	16,254	15,720	19,262	23,925
Healthcare	5,715	5,962	2,574	3,534	2,608
Other commercial and industrial	1,161	1,300	3,778	4,579	6,543
Total commercial	83,736	53,365	57,449	38,455	49,361
Commercial real estate:
Construction and land development	72,207	76,265	90,707	99,579	116,252
Retail	6,492	4,642	5,276	4,978	8,041
Office	11,967	11,473	14,628	19,654	24,942
Multifamily	4,036	4,717	1,900	6,725	6,924
Industrial	-	-	-	4,087	4,151
Other commercial real estate	15,346	13,266	12,993	15,343	17,399
Total commercial real estate	110,048	110,363	125,504	150,366	177,709
Residential mortgage:
Permanent mortgage	27,486	27,991	33,466	32,111	36,654
Home equity	4,245	3,702	4,358	5,315	2,244
Total residential mortgage	31,731	31,693	37,824	37,426	38,898
Consumer	3,960	4,749	5,185	4,567	2,784
Total nonaccruing loans	$ 229,475	$ 200,170	$ 225,962	$ 230,814	$ 268,752
	-	-	-	-	-
Performing loans 90 days past due (B)	$ 1,401	$ 2,341	$ 8,043	$ 7,966	$ 5,579

Gross charge-offs	$ 14,023	$ 12,774	$ 15,232	$ 20,152	$ 25,340
Recoveries	3,869	4,256	4,914	5,939	5,205
Net charge-offs	$ 10,154	$ 8,518	$ 10,318	$ 14,213	$ 20,135

Provision for credit losses	$ -	$ 2,700	$ 6,250	$ 6,999	$ 20,000

Allowance for loan losses to period end loans	2.44%	2.67%	2.73%	2.75%	2.77%
Combined allowance for credit losses to period end loans	2.58%	2.77%	2.86%	2.89%	2.91%
Nonperforming assets to period end loans and repossessed assets	3.45%	3.23%	3.54%	3.66%	3.85%
Net charge-offs (annualized) to average loans	0.37%	0.32%	0.39%	0.53%	0.74%
Allowance for loan losses to nonaccruing loans	118.29%	143.18%	128.14%	126.93%	111.31%
Combined allowance for credit losses to nonaccruing loans	125.16%	148.55%	134.17%	133.11%	117.01%

(A) includes residential mortgage loans guaranteed by	$ 26,670	$ 18,716	$ 18,304	$ 18,551	$ 21,706
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.

(B) Excludes residential mortgage loans guaranteed
agencies of the U.S. government